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                        SUPPLEMENT TO THE PROSPECTUS OF
                            TCW GALILEO FUNDS, INC.
                              Dated March 1, 1999



     The first paragraph on page 39 under the subsection titled "Investment Sub-Advisers" is hereby amended to state:

     TCW London International, Limited ("TCW London") (regulated by I.M.R.O.), sub-adviser to the Asia Pacific Equities, Emerging Markets Equities, European Equities, Japanese Equities and International Equities Funds, is headquartered at 16 Charles II Street, London England SW1Y 4QU.

     Under the subsection titled "Portfolio Managers" on page 40 Terence F. Mahony is deleted and the following individual added:

     Mijung Kang           Vice President, the Adviser, TCW Asset Management
                           Company and Trust Company of the West. Prior to joining the Adviser in 1998, she was a Fund Manager at Lloyd George Management (HK) Limited responsible for investments in Indonesia, Korea, the Philippines and Singapore.

     The third paragraph on page 41 under the subsection "Advisory Agreement" is hereby amended to state:

     The Adviser has retained, at its sole expense TCW London to provide investment services for the Asia Pacific Equities, Emerging Markets Equities, European Equities, International Equities and Japanese Equities Funds. Under the Sub-Advisory Agreement, the Sub-Adviser assists the Adviser in performing its advisory functions in respect of the Funds.



November 1, 1999